Exhibit 99.2

   0              New Media to Acquire Gannett  August 5, 2019

       Disclaimers & Notes  2  No Offer or SolicitationThis communication is neither an offer to sell, nor a solicitation of an offer to buy any securities, the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.Cautionary Statement Regarding Forward-Looking StatementsCertain statements in this communication may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect New Media’s and Gannett’s current views regarding, among other things, the proposed transaction between New Media and Gannett, the expected timetable for completing the proposed transaction, the benefits and synergies of the proposed transaction and future opportunities for the combined company, as well as other statements that are other than historical fact. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “target(s),” “project(s),” “believe(s),” “will,” “aim,” “would,” “seek(s),” “estimate(s)” and similar expressions are intended to identify such forward-looking statements.Forward-looking statements are based on New Media’s and Gannett’s respective management’s current expectations and beliefs and are subject to a number of known and unknown risks, uncertainties and other factors that could lead to actual results materially different from those described in the forward-looking statements. Neither New Media nor Gannett can give any assurance that its expectations will be attained. The actual results, liquidity and financial condition may differ from the anticipated results, liquidity and financial condition indicated in these forward-looking statements. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially from expectations or estimates reflected in such forward-looking statements, including, among others:the parties’ ability to consummate the proposed transaction and to meet expectations regarding the timing and completion of the proposed transaction;the satisfaction or waiver of the conditions to the completion of the proposed transaction, including the receipt of the required approval of New Media’s stockholders and Gannett’s stockholders with respect to the proposed transaction and the receipt of regulatory clearances required to consummate the proposed transaction, in each case, on the terms expected or on the anticipated schedule;the risk that the parties may be unable to achieve the anticipated benefits of the proposed transaction, including synergies and operating efficiencies, within the expected time-frames or at all;the risk that the committed financing necessary for the consummation of the proposed transaction is unavailable at the closing, and that any replacement financing may not be available on similar terms, or at all;the risk that the businesses will not be integrated successfully or that integration may be more difficult, time-consuming or costly than expected;the risk that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the proposed transaction;general economic and market conditions;the retention of certain key employees; andthe combined company’s ability to grow its digital marketing and business services initiatives, and grow its digital audience and advertiser base.Additional risk factors that could cause actual results to differ materially from expectations include, but are not limited to, the risks identified by New Media and Gannett in their respective most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Such forward-looking statements speak only as of the date on which they are made. Except to the extent required by law, New Media and Gannett expressly disclaim any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.Additional Information and Where to Find ItThis communication may be deemed to be solicitation material in respect of the proposed transaction between New Media and Gannett. The proposed transaction will be submitted to New Media’s stockholders and Gannett’s stockholders for their consideration. In connection with the proposed transaction, New Media intends to file with the SEC a registration statement on Form S-4 (the“Registration Statement”), which will include a prospectus with respect to shares of its common stock to be issued in the proposed transaction and a joint proxy statement for New Media’s stockholders and Gannett’s stockholders (the “Joint Proxy Statement”), and each of New Media and Gannett will mail the Joint Proxy Statement to their respective stockholders and file other documents regarding the proposed acquisition with the SEC. Stockholders of New Media and Gannett are urged to read all relevant documents filed with the SEC, including the Registration Statement and the Joint Proxy Statement, as well as any amendments or supplements to these documents, carefully when they become available because they will contain important information about the proposed transaction. The Registration Statement, the Joint Proxy Statement and other relevant materials (when they become available) and any other documents filed or furnished by New Media or Gannett with the SEC may be obtained free of charge at the SEC’s web site, http://www.sec.gov. Copies will also be available at no charge in the “Investor Relations” sections of New Media’s website, www.newmediainv.com, and Gannett’s website, www.gannett.com.Participants in SolicitationNew Media and Gannett and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of shares of New Media common stock and holders of shares of Gannett common stock in respect of the proposed transaction. Information about the directors and executive officers of New Media is set forth in the proxy statement for its 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 12, 2019. Information about the directors and executive officers ofGannett is set forth in the proxy statement for its 2019 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2019. Investors may obtain additional informationregarding the interest of such participants by reading the Registration Statement and the Joint Proxy Statement (once available). You may obtain free copies of these documents using the sources indicated above.

Highly Compelling Strategic Rationale

- Creates the leading local news media and marketing solutions company in the U.S.
  - Brings together two portfolios of award-winning local media organizations and USA TODAY across 47 states
  - Combined company expected to generate approximately $4.3 billion of annualized revenue and approximately $500 million of As Adjusted EBITDA, before synergies
  - Strong leadership team from both organizations

- Unlocks meaningful shareholder value from estimated $275 - $300 million in synergies across the combined companies
  - Management team with proven track record of executing thoughtfully on synergies
  - Majority of savings expected to be achieved within first two years after close

- Enhances scale for digital transformation and growth
  - Combined digital advertising and marketing services revenue of over $1.0 billion annually
  - Significantly expands digital reach of the USA TODAY NETWORK
  - Broadens portfolio of marketing solutions

- Well-positioned balance sheet and material free cash flow generation
  - Accelerates potential for investment in growth businesses and digital transformation
  - Continued return of capital to shareholders; expected annual dividend of $0.76 per share, anticipated to increase over time as integration is completed and debt is repaid
  - Target net leverage of below 1.75x within 2 years
  - New Media's external management agreement to be sunset at the end of 2021

Strong alignment on mission and strategic vision to preserve journalism and invest in employees and digital transformation

NEWMEDIA INVESTMENT GROUP
GANNETT
2

Combined Overview and Scale

Creates local and national leadership in news and digital marketing solutions with unparalleled scale
Unlocks opportunity to further invest in digital transformation

	NEW MEDIA INVESTMENT GROUP	GANNETT
Financial scale (1)	**$1.6bn** LTM Revenue; **$181mm** LTM As Adjusted EBITDA	**$2.8bn** LTM Revenue; **$321mm** LTM Adjusted EBITDA
Digital media scale (2)	20mm unique visitors monthly 195,000 paid digital only subscribers	125mm unique visitors monthly 561,000 paid digital only subscribers
Complementary diversified revenue	ThriveHive; upcurve; GATEHOUSE LIVE	REACHLOCAL; sweet IQ; WordStream
Local-to-national media footprint	3.9mm average local daily paid print readership	11mm local Sunday print readership 1.6mm USA TODAY daily print readership
Representative properties	The Bulletin; The Columbus Dispatch; The Fayetteville Observer; The Daily Independent; Crookston Times	USA TODAY; Newsquest Media Group; IndyStar.; The Enquirer; journal sentinel

1) As of 6/30/2019.
2) As measured by comScore.

NEW MEDIA INVESTMENT GROUP GANNETT 3

Transaction Terms

Structure and exchange ratio	▪ Gannett shareholders will receive $6.25 in cash and 0.5427 of a New Media share for each Gannett share, representing total consideration of $12.06 per share based on New Media's closing stock price as of 8/2/2019 (subject to closing conditions) ▪ Expected annual dividend of $0.76 per share, with anticipated increases as debt is repaid ▪ After closing, Gannett shareholders will hold approximately 49.5% of the combined company and New Media shareholders will hold approximately 50.5%
Governance and leadership	▪ Combined company to be named Gannett Co., Inc. (NYSE: GCI) ▪ Led by Michael Reed as CEO and Chairman, Alison Engel expected as CFO, and Paul Bascobert as CEO of the operating company ▪ Combined nine person board of directors will consist of Mike Reed, five New Media independent directors and three Gannett independent directors to be named at closing ▪ External management agreement sunsets at end of 2021
Financing	▪ Funded through a combination of cash on hand and new debt in form of fully committed 5-year $1.8 billion senior secured term loan facility; pre-payable with no penalty at any time ▪ Expectation to reduce net leverage to under 1.75x within two years of closing ▪ All existing financial debt of both companies will be retired
Synergies	▪ Estimated run-rate annual synergy potential of $275 – $300 million from combined companies ▪ Expected to be highly accretive to New Media earnings and free cash flow in year two ▪ Driven by increased scale of the new organization, the sharing of best practices and other, judicious cost reductions ▪ Synergies will provide meaningful incremental cash flow for debt paydown
Timing and closing conditions	▪ Unanimously approved by Boards of Directors of both companies ▪ Expected to close by the end of 2019 ▪ Subject to regulatory clearances and customary closing conditions ▪ Subject to approvals by both New Media and Gannett shareholders

NEWMEDIA INVESTMENT GROUP
GANNETT
4

           $115 million  $70 million  $50 million  $40 million  Significant, Achievable Cost Savings      Newspaper Operations    Corporate/Procurement    Other Operations          Systems      Majority of $275 - $300 million in estimated synergies are achievable within 24 monthsApproximately 7.5% of combined company expense baseEstimated Run-Rate Synergies  6

Scaled Presence with National Coverage & Local Penetration in 47 States

Gannett operates **109** local media organizations in **34 states**

- With USA TODAY, serves a total of ~**125 million** unique visitors monthly
- National and local market focus

New Media operates **154 daily newspapers** across **39 states**

- Serves **52+ million** visitors in local communities
- Local market focus


USA TODAY
journal sentinel
The Enquirer
Des Moines Register
Detroit Free Press
northjersey.com
Democrat & Chronicle
IndyStar.
PART OF THE USA TODAY NETWORK
azcentral.
courier journal
The Columbus Dispatch
The Daily Independent
fo The Fayetteville Observer
The Register-Guard
BC Democrat
Herald-Tribune
LA JUNTA
TRIBUNE-DEMOCRAT
Helena-Arkansas
The Bulletin
CROOKSTON TIMES
THE EXAMINER
THE TELEGRAM
The Sun Times
NEWS-JOURNAL
The Florida Times-Union

NEWMEDIA INVESTMENT GROUP

Source: Company data.

GANNETT

6

Digital Marketing Solutions Platforms of Scale

GANNETT + NEW MEDIA INVESTMENT GROUP

REACHLOCAL, sweet IQ, WordStream — Digital Marketing Solutions

17,000+ active clients

ThriveHive, upcurve — Digital Marketing & Productivity Solutions

16,000+ active clients

END-TO-END SUITE OF DIGITAL MARKETING & PRODUCTIVITY SOLUTIONS FOR BUSINESSES AT ANY STAGE

DIGITAL ADVERTISING	WEB PRESENCE	DIGITAL MARKETING SOFTWARE	PRODUCTIVITY SOLUTIONS
• Search • Social Ads • Display Ads • High Impact	• SEO • Websites • Live Chat • Listings • Reviews	• Lead Management • Marketing Automation • Analytics	• Productivity & Cloud • Guided CRM • Guided HR

Source: Company data.

NEW MEDIA INVESTMENT GROUP GANNETT 7

Current Agreement  Amended Agreement(post-closing)  1 year, annual renewals(1)  Sunsets on 12/31/2021 (no renewal)  1.5%  1.5%  25% / 10% hurdle  17.5% / 10% hurdle  10% of shares issued as merger consideration and in equity offerings, struck at price paid for shares  5% of shares issued as merger consideration, struck at premium ($15.50)(2); no option on future equity offerings  Termination fee measured against as assessment of “fair market value”of the company (3)  No Payment  External Management Agreement Amendment & Termination  The Current Management Agreement renews for one-year terms, subject to earlier termination, which is only permitted in limited circumstances.The amendment also includes an exercise condition: The options become exercisable upon the first trading day immediately following the first 20 consecutive trading day period in which the closing price of New Media’s common stock is at or above $20 per share (subject to adjustment), and also upon a change in control and certain other extraordinary events.Equal to one year of Management fees and an Incentive fee amount measured against fair market value of the company if sold for cash.      Management fee    Incentive fee    Term          Payment at end of term    Options      Significant amendments to external management agreement, including sunset of term, in exchange for grant of 4.2 million shares of New Media common stock  8

       Free Cash Flow Expected to Allow for Aggressive Deleveraging  Levered FCF excluding dividends and cost to achieve synergies.Excludes pension liabilities.Calculated as Net debt / As Adjusted EBITDA.    Free Cash Flow (1)    Net Debt (2)    Net Leverage (2,3)          >$290  >$400  >$500  2020PF  in 2 years  in 3 years          ~$1,600  ~$1,300  ~$900  2020PF  in 2 years  in 3 years    Target Net Leverage of less than 1.75x within 2 years          2.4x  9  1.7x  1.0x  2020PF  in 2 years  in 3 years

       Commitment to Disciplined Capital Allocation  10  Focus on integration and achievement of cost savingsDebt repayment and leverage reduction with target of less than 1.75x within two yearsExpect to continue to return capital to shareholders in the form of a dividendThoughtful investment in growth businesses and digital platforms

       Stronger Future for Shareholders, Employees & Journalism  11  Creates leading local news media and marketing solutions company with strong alignment on mission and strategic vision to preserve journalism and invest in employees and local communitiesEnhances scale for digital transformation and growthExpected to unlock meaningful shareholder valueWell-positioned balance sheet and material free cash flow generation expectedExpected to be highly accretive to New Media earnings and free cash flow in year two